COLONIAL STRATEGIC BALANCED FUND
                  COLONIAL INTERNATIONAL FUND FOR GROWTH

                        Supplement to Prospectuses


The Funds' Prospectuses are amended as follows:

(1)The Funds' Trustees approved a name change for each Fund's Class D shares and eliminated the Class D share initial sales charge. Each Fund's "Class D" shares have been renamed "Class C" shares. Any reference in the Funds' Prospectuses to "Class D" shares is now a reference to "Class C" shares. Except as described below, the other features of Class D shares remain unchanged, including the 1.00% contingent deferred sales charge.

   In connection with this change, the "Maximum Sales Charge" under Shareholder Transaction Expenses on Page 2 is deleted, and the "Maximum Initial Sales Charge Imposed on a Purchase" is reduced to 0.00%. Purchases of $1,000,000 or more must be for Class A shares.

(2)Colonial Management Associates, Inc. ("Adviser") will no longer waive or bear expenses of each Fund. Therefore, Annual Operating Expenses (as a % of average net assets) are revised as follows:

   Colonial International Fund for Growth
                                      Class A    Class B      Class C
   Management fee                      0.90%      0.90%        0.90%
   12b-1 fees                          0.25       1.00         1.00
   Other expenses                      0.64       0.64         0.64
                                       ----       ----         ----
   Total operating expenses            1.79%      2.54%        2.54%
                                       ====       ====         ====

   Colonial Strategic Balanced Fund
                                      Class A    Class B      Class C
   Management fee                      0.70%      0.70%        0.70%
   12b-1 fees                          0.55       1.00         1.00
   Other expenses                      0.59       0.59         0.59
                                       ----       ----         ----
   Total operating expenses            1.84%      2.29%        2.29%
                                       ====       ====         ====

(3)The Funds' Examples on Page 2 in each Fund's Prospectus, which reflect expenses after voluntary fee reductions, are hereby deleted.

   The Funds' Examples, as they relate to cumulative expenses attributable to a hypothetical $1,000 investment in each Fund's Class C shares for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end, are revised as follows:

   Colonial International Fund for Growth

                Class C
   Period:    (1)      (2)
   1 year     $ 36     $ 26
   3 years    $ 79     $ 79(3)
   5 years    $135     $135
   10 years   $287     $287

   Colonial Strategic Balanced Fund

                Class C
   Period:    (1)     (2)
   1 year     $ 33    $ 23
   3 years    $ 72    $ 72(3)
   5 years    $123    $123
   10 years   $263    $263

   (1)  Assumes redemption at period end.
   (2)  Assumes no redemption.
   (3) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

(4)The two paragraphs following the subcaption Class D Shares under the caption How to Buy Shares are revised in their entirety as follows:

   Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

   The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by each Fund is reduced or eliminated for any reason.

(5)Each Fund's Class C share exchange policy has been modified to permit only one "roundtrip" exchange per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

(6)Gita Rao, a Vice President of the Adviser has been named as a co-manager of the Colonial Strategic Balanced Fund, effective December 18, 1997. Ms. Rao has managed various other Colonial funds since 1996. Prior to joining the Adviser in 1995, she was a Quantitative Research Analyst at Fidelity Management & Research Company and a Vice President in the equity research group at Kidder, Peabody and Company.

   James P. Haynie no longer co-manages the Colonial Strategic Balanced
   Fund.

(7)The Funds' Distributor has changed its name to "Liberty Financial Investments, Inc." The Distributor's address and telephone number remain unchanged.

(8)A new custodian was named for each Fund. Colonial Strategic Balanced Fund's Custodian is (and Colonial International Fund for Growth's Custodian, effective later in January will be), The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245.




D-36/629E-1297                                          January 1, 1998

                COLONIAL INTERNATIONAL FUND FOR GROWTH


           Supplement to Statement of Additional Information




The Fund's Trustees approved a name change for the Fund's Class D shares and eliminated the Class D share initial sales charge. The Fund's "Class D" shares have been renamed "Class C" shares. Any reference in the Fund's Prospectus and Statement of Additional Information to "Class D" shares is now a reference to "Class C" shares. Class C shares are described in a Prospectus Supplement.

Colonial Investment Services, Inc. (CISI) changed its name to Liberty Financial Investments, Inc. (LFII). All references to CISI in the Statement of Additional are now references to LFII.

The Chase Manhattan Bank has been selected to replace the Fund's current custodian later in January, 1998.



IN-39/631E-1297                                        January 1, 1998